Exhibit 99.1

Consumer Direct Holdings, a Leading Self-Directed Personal Care Network, Announces Plans to Become a Publicly Traded Company Via Merger with DTRT Health Acquisition Corp.

The transaction provides growth capital that will enable Consumer Direct Holdings to expand its coverage footprint, allowing it to bring valuable in-home personal care to a larger demographic. The transaction implies an Enterprise Valuation for CDH of $681 million and is expected to be funded from DTRT cash in trust and up to $150 Million in debt financing.

Transaction Highlights

•	CDH is a leading self-directed personal care network targeting a large market opportunity which is expected to grow to over $145 billion over the next 5 years.

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The transaction is expected to deliver $234 million of cash held in DTRT’s trust account (assuming no redemptions) and up to $150 million in debt financing, in addition to $99 million of cash on CDH’s balance sheet, which will fund the purchase price and transaction expenses, CDH product development and further geographic expansion.

•	These sources of capital are expected to provide a sufficient amount of cash to complete the transaction, regardless of the amount of redemptions.

•	The transaction implies a combined pro forma enterprise value of approximately $681 million or 10.1x projected pro forma 2023 Adjusted EBITDA.

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The transaction positions CDH to continue its investment in its technology infrastructure and new service product development, to expand into new states by capitalizing on its competitive advantages in scale and experience, and to pursue M&A opportunities.

•	Operating model based on multi-year contracts creates steady revenue growth and margin stability.

•	The transaction is expected to close in Q1 2023.

MISSOULA, MT — (BUSINESSWIRE) — September 29, 2022 — Consumer Direct Holdings, Inc. (“CDH” or “the Company”), a leading self-directed provider of in-home personal care that supports aging adults and individuals with disabilities, allowing them to live in their homes and communities by expanding choice and control, and DTRT Health Acquisition Corp. (“DTRT”) (Nasdaq: DTRT, DTRTU, DTRTW), a publicly-traded special purpose acquisition company, today announced a definitive agreement for a business combination that will result in CDH becoming a public company. The combined company will be called Consumer Direct Care Network, Inc. upon the closing of the transaction and is expected to be listed on Nasdaq under a new ticker symbol (“CDCN”). Consumer Direct Care Network, Inc. will be led by Ben Bledsoe, CDH’s current Chief Executive Officer and President, and the current leadership team.

Company Overview

Based in Missoula, Montana, Consumer Direct Holdings, Inc. is a leading national in-home personal care provider offering superior in-home care assistance and outstanding customer service to older adults and people with disabilities who require long-term care and support with activities of daily living. Since its founding in 1990, the company has led the industry through its mission to provide care and support for people in their homes and communities. Based on their vision to help people live the life they want, CDH has been a leading industry innovator in expanding client choice and control. Over the last 12 months, CDH’s 95,000 caregivers have provided care to over 75,000 clients across 14 states. CDH is a pioneer in the self-directed in-home care market, where clients maintain more autonomy by selecting their own caregiver rather than having one assigned by a home care agency. While committed to excellence in care to all persons regardless of care modality, CDH provides care in the self-directed mode which results in high client satisfaction and lower overall cost of care. CDH has been guided by their values of Respect, Integrity, Service, and Excellence in their provision of services. CDH provides services on a multi-year contracted basis.

Management Comments

“CDH is led by a tenured group of committed home care professionals passionate about making it possible for people to live where they want to live, for as long as they want to live there. Highly respected in the states in which it operates, CDH has earned a reputation as an innovative leader in the provision of self-directed personal care services. We are not just fortunate to have the opportunity to merge with this group, in fact, we’re honored” commented Mark Heaney, DTRT’s Chief Executive Officer and Executive Chairman.

Ben Bledsoe, President and Chief Executive Officer of CDH added, “We are pleased to be partnering with DTRT. Mark and his team have very relevant healthcare industry experience which aligns well with our operating model. DTRT’s financial resources will allow us to invest in our growth and further our core mission of ensuring accountability and value in the management of public funds, transparency in communication and excellence in service delivery to program participants and their caregivers.”

Transaction Overview

Assuming no redemptions, the transaction is anticipated to result in a combined company having up to $300 million of total available liquidity on a consolidated basis, which would provide adequate funding for ongoing operations, development, and expansion.

The transaction implies an enterprise valuation for CDH of $681 million, or 10.1x pro forma 2023 adjusted EBITDA. CDH’s current equity holders will own approximately 61% of the pro forma company immediately after closing, assuming no redemptions. The existing CDH shareholders will also receive a portion of their consideration in cash.

The Boards of Directors of each of DTRT and CDH have unanimously approved the transaction. The transaction will require the approval of the stockholders of both DTRT and CDH, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the first quarter of 2023.

Additional information about the proposed transaction, including a copy of the merger agreement, will be provided in a Current Report on Form 8-K that will be filed by DTRT Health Acquisition Corp. with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Bank of Montana is acting as financial advisor to CDH. Deutsche Bank Securities Inc. is acting as financial advisor to DTRT. Holland & Hart is acting as legal counsel to CDH. Winston & Strawn is acting as legal counsel to DTRT. Lincoln International, LLC provided the Board of Directors of DTRT with a fairness opinion regarding the transaction. Blueshirt Capital Advisors is serving as investor relations advisor to CDH.

About CDH

CDH is a leading self-directed in-home personal care network whose services and operating models address the crucial role of in-home personal caregiving as part of the healthcare continuum. CDH provides services under agreements with state Medicaid agencies, federal Veterans Administration providers, local government agencies, managed care organizations, commercial insurers and private individuals. Care provided in the home generally costs less than facility-based care and is preferred by clients and their families. Self-directed care also provides significant value to state Medicaid agencies and managed care organizations, including lower cost of services and higher satisfaction rates versus care in a facility or through a traditional home care agency. CDH’s expertise and experience provides significant competitive advantages when responding to requests for proposals and in creating unique program attributes required by some payors.

About DTRT Health Acquisition Corp.

DTRT Health Acquisition Corp. is a special purpose acquisition company formed for the purpose of entering into a business combination. Its objective is to acquire a healthcare company that is poised for rapid growth amid today’s evolving healthcare landscape and that will capitalize on the fragmented nature of the industry to drive accretive consolidation. Its securities are listed on Nasdaq under the tickers “DTRT,” “DTRTU” and “DTRTW.” DTRT is led by Mark Heaney, Chief Executive Officer and Executive Chairman, Arion Robbins, Chief Operating Officer and Don Klink, Chief Financial Officer.

For more information please visit https://www.dtrthealth.com/.

Important Information About the Business Combination and Where to Find It

DTRT intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to DTRT’s stockholders in connection with its solicitation of proxies for the vote by DTRT’s stockholders with respect to the business combination and other matters as may be described in the registration statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, DTRT will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. DTRT’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about CDH, DTRT and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of DTRT as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to DTRT’s secretary at 1415 West 22nd Street, Tower Floor, Oak Brook, IL 60523, (312) 316-5473.

Participants in the Solicitation

DTRT and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of DTRT’s stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of DTRT’s directors and officers in DTRT’s filings with the SEC, including DTRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 1, 2022, and such information and names of CDH’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by DTRT, which will include the proxy statement/prospectus of DTRT for the business combination. Stockholders can obtain copies of DTRT’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. CDH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTRT in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the business combination when available.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or DTRT’s or CDH’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which CDH operates and anticipated growth in demand for CDH’s services, projections of CDH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed business combination and the timing of the completion of the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DTRT and its management, and CDH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the proposed business combination; (ii) the outcome of any legal proceedings that may be instituted against DTRT, CDH, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DTRT or CDH; (iv) the inability of CDH to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of CDH as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of CDH and the ability of the combined company to retain its management and key employees; (ix) costs related to the business combination; (x) changes in applicable laws or regulations, including those affecting in-home healthcare; (xi) the possibility that CDH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) CDH’s estimates of expenses and profitability; (xiii) the evolution of the markets in which

CDH competes; (xiv) the ability of CDH to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of CDH to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on CDH’s and the combined company’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DTRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 1, 2022, and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to DTRT’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by DTRT.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither DTRT nor CDH undertakes any duty to update these forward-looking statements.

Investor Contacts

DTRT:

Arion Robbins

Arobbins@dtrthealth.com

Blueshirt:

Lilly Bindley

CDCN@blueshirtgroup.com

Media:

MediaCDCN@consumerdirectcare.com